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                                                                   Exhibit 10.17



                            FINAL CLOSING MEMORANDUM


THIS FINAL CLOSING MEMORANDUM ("Closing Memorandum") dated June 25, 1999,
June 28, 1999 by and among Satellite Access Systems, Inc. ("SAS"), a Nevada corporation with a principal address of 111 Second Avenue N.E., 16th Floor, St. Petersburg, FL and Net Command Tech, Inc. ("NCT," f/k/a Corsaire, Inc.), a Delaware corporation, with an address of 62 Indian Trace, Suite 286, Weston, FL 33326, and provides as follows, in consideration of the mutual promises, covenants, and representations contained herein:

WHEREAS, the parties entered into that certain Tax-Free Acquisition Agreement of April 21, 1999, an Interim Closing Agreement on April 26, 1999 ("Interim
Closing Agreement"), the Addendum to Interim Closing Agreement of May 14, 1999, the Second Addendum ("Second Addendum") to Interim Closing Agreement of June 2, 1999, and the Third Addendum ("Third Addendum") to the Interim Closing Agreement of June 10, 1999, and the Fourth Addendum ("Fourth Addendum") of June 18, 1999 (collectively, "Closing Agreements");

WHEREAS, the president of SAS is empowered by the SAS shareholders and directors to execute this Closing Memorandum on their behalf;

WHEREAS, the parties have satisfactorily completed the due diligence period and have satisfied all closing conditions and/or waived any unperformed closing conditions required under the Closing Agreements (except for those conditions that by their nature survive the Closing Documents, namely payment and assumption of SAS liabilities, execution of the escrow parameters set forth for NCT stock in the Second Addendum, and completion of the physical exchange of NCT stock certificates with the holders of one hundred-percent (100%) of the issued and outstanding SAS stock);

WHEREAS, NCT has possession of original SAS shares, with stock powers endorsed to NCT, amounting to eighty-six-percent (86%) of the actual total issued and outstanding SAS shares;

WHEREAS, NCT has written (SAS shareholder) consents to the acquisition equaling eighty-six-percent (86%) of the actual total issued and outstanding SAS shares; and

WHEREAS, to the best of the parties knowledge, the balance (14%) of the shares constituting one-hundred-percent (100%) of the issued and outstanding SAS shares endorsed to NCT are forthcoming to NCT;

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

1. PRECEDENCE AND INCORPORATION. This Closing Memorandum forms a part of the Closing Agreements. The Closing Agreements and this Addendum shall be considered one document. The terms contained in this Closing Memorandum shall take precedence over any terms in the Closing Agreements terms that are inconsistent with this Closing Memorandum. Terms used in this Closing Memorandum shall have the same meanings as ascribed to them in the Closing Agreements.

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2. COMPLETION/WAIVER OF FINAL CLOSING REQUIREMENTS. NCT's acquisition of SAS has been completed. The parties have satisfactorily completed the due diligence and all conditions of the Closing Agreements and/or hereby waive any unperformed closing conditions required under the Closing Agreements (except for those conditions that by their nature survive the Closing Documents, namely the payment and assumption of SAS liabilities, execution of the escrow parameters set forth for NCT stock, and the completion of the physical exchange of NCT stock with the holders of one hundred-percent (100%) of the issued and outstanding stock of SAS).

3. ISSUANCE AND DISTRIBUTION OF NCT SHARES TO SAS SHAREHOLDERS. Attached as Exhibit A to this Closing Memorandum is the distribution schedule for NCT shares to be issued to SAS shareholders and litigation settling parties in lieu of SAS shares (Aaxico) from the SAS Master Certificate of 2,352,942 shares prior to the escrow retention of 235,295 NCT shares as required in the Second Addendum. NCT shares shall be released for delivery to individual SAS shareholders who have not yet presented their shares for exchange, upon the delivery of their endorsed SAS shares to NCT.

4. CONTINUATION OF EXISTING SAS EMPLOYMENT AGREEMENTS; EXECUTION OF NCT EMPLOYMENT AGREEMENTS AND NON-COMPETITION AGREEMENTS. NCT shall assume and continue the SAS employment agreements in effect on the date of this Closing Memorandum. Such contract employees shall be bound by all obligations and conditions of employment attributed to them as employees and now flowing to NCT as employer under the assigned SAS employment agreement. Employee obligations and commitments to SAS, contractual or otherwise, with respect to confidentiality, works-made-for-hire, and inventions shall now inure to the benefit of NCT and be in favor of NCT starting on the date of the SAS employment agreements. The parties shall expeditiously finalize and execute NCT employment agreements and noncompetition agreements.

5. COUNTERPARTS. This Addendum may be executed in counterparts, each of which shall be deemed an original. All such counterparts together shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.



Net Command Tech, Inc.                          Satellite Access Systems, Inc.




By: /s/ Charles C. Bream                        By: /s/ Glenn A. Kovar
   -----------------------------                   -----------------------------
   Charles C. Bream,                               Glenn A. Kovar,
   President and CEO                               President





                                       2
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               EXTENSION OF EXECUTION OF FINAL CLOSING MEMORANDUM


THIS EXTENSION OF FINAL CLOSING MEMORANDUM dated June 25, 1999, by and among Satellite Access Systems, Inc. ("SAS"), a Nevada corporation with a principal address of 111 Second Avenue N.E., 16th Floor, St. Petersburg, FL and Net Command Tech, Inc. ("NCT," f/k/a Corsaire, Inc.), a Delaware corporation, with a principal business address of 62 Indian Trace, Suite 286, Weston, FL 33326, and provides as follows, in consideration of the mutual promises, covenants, and representations contained herein:

WHEREAS, the parties entered into that certain Interim Closing Agreement of April 26, 1999, by and among NCT, SAS, the SAS shareholders, and the SAS directors, the Addendum to Interim Closing Agreement of May 14, 1999, the Second Addendum ("Second Addendum") to Interim Closing Agreement of June 2, 1999, and the Third Addendum ("Third Addendum") to the Interim Closing Agreement of June 10, 1999;

WHEREAS, the president of SAS is empowered by the above-named SAS parties to execute this Addendum;

WHEREAS, the parties are presently operating under the Interim Closing Agreement, the First Addendum, the Second Addendum, and the Third Addendum. In the First Addendum, the parties waived the Definitive Closing Agreement, and agreed to proceed to a final closing memorandum to be executed on or before the expiration of the due diligence period described in the Interim Closing Agreement. The parties extended closure of the due diligence period until June 16, 1999 to complete the copyright due diligence, and extended the Final Closing memorandum to on or before June 28, 1999.

WHEREAS, the parties have agreed to extend the execution date for the Final Closing Memorandum from June 18, 1999 until June 28, 1999, to enable the finalization of the stock exchange ratios for SAS shareholders to account for the liability escrowed NCT shares described in the Second Addendum, and to finalize other closing matters.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

1. PRECEDENCE AND INCORPORATION. This Addendum forms a part of the Closing Agreements. The Closing Agreements and this Addendum shall be considered one document. The terms contained in this Addendum shall take precedence over any terms in the Closing Agreements terms that are inconsistent with this Addendum. Terms used in this Addendum shall have the same meanings as ascribed to them in the Closing Agreements.

2. EXTENSION OF FINAL CLOSING MEMORANDUM. The Final Closing Memorandum shall be executed on or before June 28, 1999, to enable finalization of certain closing matters described in the recitals.

3. COUNTERPARTS. This Addendum may be executed in counterparts, each of which shall be deemed an original. All such counterparts together shall constitute one Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.



Corsaire, Inc.                                  Satellite Access Systems, Inc.




By:                                             By: /s/ Glenn A. Kovar   6/25/99
   -----------------------------                   -----------------------------
   Charles C. Bream,                               Glenn A. Kovar,
   President                                       President